UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 2, 2018

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street, Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262) 638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

As previously reported under Item 2.01 of the July 3, 2018 Current Report on Form 8-K (the “Original Form 8-K”) filed by Twin Disc, Incorporated (“Twin Disc” or the “Company”), on July 2, 2018, Twin Disc completed its acquisition of Veth Propulsion Holding B.V. and its wholly-owned subsidiaries, Exploitatiemaatschappij Veth B.V., Veth Diesel B.V., Veth Electra B.V., Veth Propulsion B.V. and Veth Thrusters B.V. (“Veth Subsidiaries”, and together with Veth Propulsion Holding B.V., “Veth Propulsion”). This Form 8-K/A amends the Original Form 8-K to provide the financial statements of Veth Propulsion required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K/A and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K/A. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01              Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Veth Propulsion as of and for the year ended December 31, 2017, and the related notes, are attached hereto as Exhibit 99.1.

The unaudited condensed consolidated financial information of Veth Propulsion as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and June 30, 2017, and the related notes, are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Twin Disc and Veth Propulsion for the twelve months ended June 30, 2018 are being furnished hereunder as Exhibit 99.3 attached hereto. They were prepared for informational and illustrative purposes in accordance with Article 11 of SEC Regulation S-X. Such information is preliminary and based on currently available information and assumptions that the Company believes are reasonable but may be subject to change. They shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Below are the following unaudited pro forma condensed combined financial information:

●	Unaudited pro forma condensed combined statement of operations for the twelve months ended June 30, 2018
●	Unaudited pro forma condensed combined balance sheet as of June 30, 2018
●	Notes to unaudited pro forma condensed combined financial statements

The unaudited pro forma condensed combined financial information was based on and should be read in conjunction with:

●	Separate audited historical consolidated financial statements of the Company as of June 30, 2018 and 2017 and for each of the years in the three-year period ended June 30, 2018 and related notes
●	Separate audited historical consolidated financial statements of Veth Propulsion as of and for the year ended December 31, 2017 and related notes
●

Separate unaudited historical condensed consolidated financial information of Veth Propulsion as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 and related notes

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of RSM US LLP

99.1	Audited consolidated financial statements of Veth Propulsion as of and for the year ended December 31, 2017 and notes thereto

99.2	Unaudited condensed consolidated financial information of Veth Propulsion as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 and notes thereto

99.3	Unaudited pro forma condensed combined financial information of Twin Disc and Veth Propulsion for the twelve months ended June 30, 2018 and notes thereto

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 29, 2018	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of RSM US LLP

99.1	Audited consolidated financial statements of Veth Propulsion as of and for the year ended December 31, 2017 and notes thereto.

99.2	Unaudited historical consolidated financial information of Veth Propulsion as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017 and notes thereto.

99.3	Unaudited pro forma condensed combined financial information of Twin Disc and Veth Propulsion for the twelve months ended June 30, 2018 and notes thereto.

4